                                                                    EXHIBIT 24.2




                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned constitutes and appoints John G. Larkin, Michael R. Azarela and John Kennedy, and each of them, his or her true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution, from such person and in each person's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement on Form S-1 of RailWorks Corporation, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and to sign and file any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of June 25, 1998.



                                             /s/ R. C. Matney
                                             ------------------
                                             Name: R. C. Matney
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                                                                   EXHIBIT 24.2


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned constitutes and appoints John G. Larkin, Michael R. Azarela and John Kennedy, and each of them, his or her true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution, from such person and in each person's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement on Form S-1 of RailWorks Corporation, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and to sign and file any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of June 26, 1998.



                                   /s/ Ronald W. Drucker
                                   --------------------------------
                                   Name: Ronald W. Drucker